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EXHIBIT 23





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 registration statements File Nos. 33-84592, 33-84594, 333-15493, 333-15499,
333-48539, 333-48541, 333-58773, 333-58777.



                                             /s/ ARTHUR ANDERSEN LLP
                                             ARTHUR ANDERSEN LLP

Los Angeles, California
March 30, 1999